SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
January 29, 2008
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Press Release

Item 1.02 Termination of a Material Definitive Agreement.
     As previously disclosed on Form 8-K filed on January 28, 2008, January 25, 2008, December 21, 2007 and on Schedule 14C filed on January 7, 2008 (Definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 (“Information Statement”)), pursuant to Section 8.02 of the Torch Energy Royalty Trust (“Trust”) Agreement of the Trust by and among Torch Energy Advisors Incorporated, Torch Royalty Company, Velasco Gas Company Ltd. and Wilmington Trust Company, not in its individual capacity but solely as Trustee of the Trust (the “Trustee”), dated October 1, 1993 (“Trust Agreement”), Trust Venture Company, LLC caused a meeting of Unitholders to be called on January 29, 2008 to consider and vote upon a proposal to terminate the Trust in accordance with the applicable provisions of the Trust Agreement.
     Pursuant to the Trust Agreement, the affirmative vote of the holders of more than 66 2/3% of the outstanding Units is required for approval of a proposal to terminate the Trust. At this meeting, a quorum was present, and the following resolution was adopted pursuant to the affirmative vote of 67.6 % of the holders of the outstanding units of the Trust:
RESOLVED: That the approval of the termination of the Trust pursuant to Section 9.02 of the Trust Agreement, which, if approved, would make today’s date, January 29, 2008, the “Termination Date” of the Trust, and authorize the Trustee to wind up, liquidate, and distribute the assets held by the Trust held under the Trust Agreement, pursuant to the terms of the Trust Agreement is hereby approved, confirmed, and ratified.
     Accordingly, as summarized in the above Form 8-Ks and Information Statement, the Trustee will assist in the orderly winding up, liquidating, and distributing of the assets held by the Trust held under the Trust Agreement and such activities by the Trustee will be carried out pursuant to the terms of the Trust Agreement.
     Although there can be no assurances, the Trust may have additional distributions to unitholders from production from the underlying properties of the Trust for periods prior to the termination date and as set forth below.
     Pursuant to the Trust Agreement, within five business days of the Termination Date (January 29, 2008), the Trustee must (i) provide TRC, Velasco (or successor), any other owner of the Underlying Properties and the Louisiana Trustee with written notice of the termination of the Trust (the “Trust Termination Notice”) and (ii) engage an investment banking firm (the “Advisor”) to assist the Trustee and the Louisiana Trustee in selling the remaining net profits interests then owned by the Trust and the Louisiana Trust (the “Remaining Net Profits Interests”). In addition, in accordance with the terms of the Trust Agreement, within five business days of its receipt of the Trust Termination Notice, the Louisiana Trustee must provide Torch Energy and any other owner of Underlying Properties held by the Louisiana Trust with written notice of the termination of the Louisiana Trust. The Trustee must use its best efforts, with the Advisor’s assistance, to sell or cause to be sold the Remaining Net Profits Interests owned by the Trust. The Louisiana Trustee must also use its best efforts, with the Advisor’s assistance, to obtain offers for the Remaining Net Profits Interests owned by the Louisiana Trust.
     Pursuant to the Trust Agreement, TRC, Velasco, or the owner of the Underlying Properties will deposit all proceeds of production following the Termination Date payable to the Trust or the Louisiana Trust attributable to the conveyances pursuant to which the Remaining Net Profits Interests were conveyed to the Trust and the Louisiana Trust (the “Conveyances”) into a non-interest bearing account (the “Deposit Account”) and, upon closing of the sale of the Remaining Net Profits Interests, will pay all deposited amounts to the buyer of the Remaining Net Profits Interests. In the event that all Remaining Net Profits Interests are not, for any reason, sold or a definitive agreement for sale thereof is not entered into prior to the 150th day following the Termination Date, TRC, Velasco or the owner of the Underlying Properties will pay all amounts deposited in the Deposit Account to the Trust and all amounts attributable to the Conveyances thereafter payable to the Trust will be paid to the Trust and the Louisiana Trust in accordance with the terms of such Conveyances, and such amounts, if any, will be distributed to the Unitholders in accordance with the terms of the Trust Agreement and the Louisiana Trust Agreement.

     The Trustee may accept any offer (including offers, if any, made by the current majority unitholder, working interest owners of the properties, any other unitholder or any affiliate thereof) for all or any part of the Remaining Net Profits Interests as it deems to be in the best interest of the Trust and the Unitholders and may continue for up to one calendar year after the Termination Date to seek a buyer or buyers of any remaining assets and properties of the Trust, in an orderly fashion not involving a public auction. If any assets or property of the Trust have not been sold, or no definitive agreement for their sale has been entered into, by the end of one calendar year following the Termination Date, the Trustee will cause the property to be sold at public auction to the highest cash bidder (the current majority unitholder, working interest owners of the properties, any other unitholder or any affiliate thereof). Notice of such auction must be mailed to each Unitholder at least 30 calendar days prior to the auction. The proceeds from any sale of the Remaining Net Profits Interests will be distributed to the Unitholders in accordance with the terms of the Trust Agreement and the Louisiana Trust Agreement.
     As described above, upon termination of the Trust, the Trustee is required to sell the Remaining Net Profits Interests. No assurances can be given that the Trustee will be able to sell the Remaining Net Profits Interests. Furthermore, there can be no assurance as to the amount that will be ultimately distributed to Unitholders following such a sale. Such distributions may be below the current market price of the Units.
     The Trust can give no assurances of the effect of the results of the affirmative vote to terminate the Trust by the unitholders on the continued listing of the units on the New York Stock Exchange (NYSE) or any other national quotation system.
     The Trust has recently disclosed information on Form 8-K filed on January 28, 2008, January 25, 2008, December 21, 2007 and on the Information Statement and the unitholders are urged to read the above mentioned and all other filings by the Trust carefully and in their entirety. A copy of the press release issued by the Trust today announcing the results of the vote of the proposal to terminate the Trust is furnished with this report as Exhibit 99.1. The press release is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.
     This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.
99.1	Torch Energy Royalty Trust Press Release dated January 31, 2008 (furnished not filed).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust

Date: January 31, 2008	By:	/s/ Bruce L. Bisson
Bruce L. Bisson
Vice President

(The Trust has no employees, directors or executive officers.)

Exhibit Index

Exhibit	Description

99.1	Torch Energy Royalty Trust Press Release dated January 31, 2008 (furnished not filed).